Aftershock Strategies Fund (the “Fund”)

a series of Northern Lights Fund Trust II

Class I Shares (Symbol: SHKIX)

Class N Shares (Symbol: SHKNX)

Supplement dated February 4, 2015

to the Prospectus and Statement of Additional Information (“SAI”)

dated March 31, 2014, as amended

The following supersedes any contrary information contained in the Fund’s current Prospectus and SAI.

The recent proxy statement dated July 11, 2014 (the “Proxy Statement”) discussed a change of control of the Fund’s investment adviser, MacroView Investment Management LLC (the “Adviser”) that was expected to close on or about the date of the Fund’s shareholder meeting on September 16, 2014  (“September Shareholder Meeting”).  At the September Shareholder Meeting, shareholders of the Fund approved a new investment advisory agreement with the Adviser in connection with the change of control.

The closing of the transactions described in the Proxy Statement that would result in the change of control of the Adviser, however, have not been completed nor will they be completed as described.  As provided in the Proxy Statement, the original ownership structure of the Adviser was as follows:  Michael Lebowitz owned 49.5%, Daniel Cohen owned 49.5% and Aftershock Advisors LLC (“Aftershock”) owned 1%.  Aftershock is owned 50% by David Wiedemer and 50% by Robert Wiedemer.  The first transaction described in the Proxy Statement was effective as June 30, 2014, whereby Mr. Lebowitz sold shares representing a 20% stake in the Adviser to Aftershock.  The second transaction described in the Proxy Statement, however, has been called off by the parties involved and therefore, no change in control of the Adviser has resulted.  The current ownership structure of the Adviser is now as follows:  Michael Lebowitz owns 29.5%, Daniel Cohen owns 49.5% and Aftershock owns 21%.

Because the second phase of the transaction did not close and will not close as described in the Proxy Statement, there has not been an assignment and termination of the existing advisory agreement, dated May 3, 2012, as amended May 23, 2013, between the Trust, on behalf of the Fund, and the Adviser (the “Existing Advisory Agreement”).  Accordingly, the Existing Advisory Agreement remains in effect.  Any future transaction involving in a change of control of the Adviser will require another shareholder vote to approve a new investment advisory agreement.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information for Class I and Class N shares dated March 31, 2014, each as amended, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-SHK-FUND (1-855-745-3863).